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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 25, 1999




                       Corporate Asset Backed Corporation

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      33-91744                 16-1057879
(STATE OR OTHER JURISDICTION          (COMMISSION)            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


         c/o PaineWebber Incorporated
         1285 Avenue of the Americas, 18th Floor
         New York, New York                                        10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code (212) 713-2841



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

                           On March 25, 1999, a single series of Trust
                  Certificates (the "Certificates"), was issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") dated as of March 25, 1999, between Corporate Asset Backed Corporation (the "Registrant") and United States Trust Company of New York, as trustee (the "Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1. The Certificates were registered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, under the Registrant's registration statement on Form S-3 (No. 33-91744) and sold to PaineWebber Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of March 18, 1999, among the Registrant, CABCO Trust for J. C. Penney Debentures (the "Trust") the trust created under the Trust Agreement, and the Underwriters. The Underwriting Agreement is attached hereto as Exhibit 1.1. In connection with the issuance of the Certificates, Sidley & Austin delivered its opinion with respect to certain tax matters. A copy of such opinion is attached hereto as Exhibit 8.1.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

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                  (c)  EXHIBITS.

                  1.1 Underwriting Agreement, dated as of March 18, 1999, among the Registrant, the Trust and the Underwriters.

                  4.1 Amended and Restated Trust Agreement, dated as of March 25, 1999, between the Registrant and the Trustee.

                  8.1 Opinion of Sidley & Austin with respect to tax matters.


Item 8.           Change in Fiscal Year.

                  NOT APPLICABLE.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORPORATE ASSET BACKED
                                     CORPORATION



                                     By:  /s/ Thomas C. Naratil
                                     Name:   Thomas C. Naratil
                                     Title: President, Chief Executive Officer
                                            and Executive Vice President


Dated:  March 30, 1999

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                                  EXHIBIT INDEX


Exhibit

1.1 Underwriting Agreement, dated as of March 18, 1999, among the Registrant, the Trust and the Underwriters

4.1 Amended and Restated Trust Agreement, dated as of March 25, 1999, between the Registrant and the Trustee

8.1      Opinion of Sidley & Austin with respect to tax matters



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